EXHIBIT 4.1


                    SEE REVERSE SIDE FOR RESTRICTIVE LEGENDS
                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF DELAWARE





-SPECIMAN-                                                            -SPECIMEN-



                          RIVERSIDE THERAPEUTICS, INC.
                    AUTHORIZED NUMBER OF SHARES: -40,000,000-


      THIS  CERTIFIES  THAT___________________________________  IS THE OWNER AND
REGISTERED HOLDER OF___________________________________________________SHARES OF
                          COMMON STOCK, PAR VALUE $.001 PER SHARE

TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

      IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND TO BE SEALED WITH THE SEAL OF THE CORPORATION THIS_____ DAY OF___________, _____.


             ________________________________  _________________________________
             SECRETARY                         PRESIDENT
SEAL

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAW OF ANY STATE. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND WITHOUT A VIEW TO THEIR DISTRIBUTION AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF ANY EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933 OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER THE SECURITIES LAWS.







FOR VALUE RECEIVED,  ____________________________________________  hereby sells,
assigns   and   transfers   unto    ___________________________________________,
____________________________  Shares represented by the within Certificate,  and
does        hereby        irrevocably        constitute        and       appoint
________________________________________ Attorney to transfer the said shares on the Books of the within named Corporation with full power of substitution in the premises.

Dated__________________                        x________________________________

In the presence of:


_______________________


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.